December 12, 2016	JAY L. SWANSON (612)340-2763 (612) 340-7800 swanson.jay@dorsey.com
Division of Corporation Finance
Securities and Exchange Commission
100 F Street NE
Washington, DC 20549

Re:     Heartland Financial USA, Inc.
Registration Statement on Form S-4

Ladies and Gentlemen:
Accompanying this letter and filed electronically by EDGAR is a registration statement on Form S‑4 (the “Registration Statement”) relating to the issuance of shares of the Common Stock, $1.00 par value of Heartland Financial USA, Inc., a publicly held Delaware corporation and bank holding company (the “Registrant”). These shares are being issued in connection with the merger (the “Merger”) of Founders Bancorp, a California corporation and bank holding company (“Target”), with and into the Registrant.
We would appreciate your sending any correspondence relating to the Registration Statement to the undersigned by e-mail to swanson.jay@dorsey.com (or by facsimile to (612) 340‑7800), with a copy to Dan Patten, Executive Vice President-Finance and Corporate Strategy of the Registrant, at dpatten@htlf.com (or by facsimile to (563) 589-1951).
Please note that the Merger does not require a vote of shareholders of the Registrant. Please also note that the Registrant is a multi-bank holding company with 108 banking locations that had assets of $7.69 billion at December 31, 2015 and generated income from continuing operations, before income taxes, extraordinary items and cumulative effect of change in accounting principles, of $80.9 million for the year ended December 31, 2015. The Target is a one bank holding company operating from four branch offices and one small business lending center with approximately $192.2 million of assets at December 31, 2015 and income from continuing operations, before income taxes, extraordinary items and cumulative effect of change in accounting principles, of $2.47 million for the year ended December 31, 2015. The purchase price in the Merger is expected to be approximately $29.1 million. Accordingly, under the significance tests of Rule 1‑02(w) of Regulation S-X:

(1)	Investment/Registrant Assets = $29.1 million/$7.69 billion	= 0.38%
(2)	Target Assets/Registrant Assets = $192.2 million/$7.69 billion	= 2.50%
(3)	Target Operating Income/Registrant Operating Income = $2.47 million/$80.9 million	= 3.06%

Accordingly, the operations of the Target are insignificant under the tests applicable to the inclusion of financial information set forth in Rule 3‑05(b)(2) of Regulation S-X (the Registration Statement is being filed because the Target has approximately 219 shareholders).
Financial statements and related information related to the Registrant, a Form S‑3 eligible, accelerated filer that is current in its reports, is incorporated by reference into the registration statement in accordance with Items 10 and 11 of Form S‑4. In accordance with Item 17(b)(7)(ii) of Form S‑4, and because the shareholders of the Registrant are not voting in connection with the Merger and the Target is not significant above the 20% level, financial statements of the Target are not required, but we have voluntarily disclosed selected consolidated financial data for the consideration of the Target’s shareholders in connection with their vote on the proposed Merger. Further, in accordance with the Commission’s Telephone Interpretations under Regulation M‑A, and particularly the answer to question 2 of Section H of those interpretations, information relating to the Target that would be required under Items 301, 302, 303, 304(b) and 305 of Regulation S‑K is also omitted.
Please let us know whether the Registration Statement will be subject to review at your earliest convenience.

Very truly yours,

/s/ Jay L. Swanson
JS:jz
cc: Mr. J. Daniel Patten